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Exhibit 32.2

Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

Not Filed Pursuant to the Securities Exchange Act of 1934

In connection with the Annual Report of Tailored Brands, Inc. (the "Company") on Form 10-K for the year ended January 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jon W. Kimmins, Chief Financial Officer of the Company, certify, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 25, 2016

By	/s/ JON W. KIMMINS Jon W. Kimmins Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer

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  Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002 Not Filed Pursuant to the Securities Exchange Act of 1934